Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Third Quarter 2021

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss), After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
Bank of America Merrill Lynch	Joshua Shanker				646-855-5716
Barclays	Tracy Benguigui				212-526-1561
Credit Suisse	Andrew Kligerman				212-325-5069
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
Piper Sandler & Co.	John Barnidge				312-281-3412
RBC Capital Markets	Mark Dwelle				804-782-4008
UBS	Brian Meredith				212-713-2492
Wells Fargo	Elyse Greenspan				212-214-8031

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Ratings as of November 3, 2021
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
The Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-

Investor Inquiries May Be Directed To:
Albert Copersino, Vice President, Investor Relations
Email: Albert.Copersino@lfg.com
Phone: 203-257-4493

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans.  In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), indexed universal life insurance (“IUL”), variable universal life insurance (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL), 15% of total expected premium deposits, and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on assets under management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable annuity (“VA”) riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of financial assets;
▪ Changes in the fair value of equity securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting options”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on modification or early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Acquisition and integration costs related to mergers and acquisitions; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

Management believes that the non-GAAP performance measures previously discussed explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Due to reporting a net loss from operations for the three months ended September 30, 2020, basic shares were used in the diluted earnings per share calculation as the use of diluted shares would have resulted in a lower loss per share.

First and second quarter 2021 interest rate spreads for the Annuities segment have been restated to conform to the current presentation.

Statistical Supplement is Dated
The financial data in this document is dated November 3, 2021, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
Revenues
Insurance premiums	$1,293	$1,364	$1,406	$1,398	$1,394	7.8%	$4,008	$4,198	4.7%
Fee income	1,815	1,559	1,592	1,670	1,996	10.0%	4,812	5,258	9.3%
Net investment income	1,458	1,505	1,510	1,584	1,576	8.1%	4,005	4,670	16.6%
Realized gain (loss)	629	(470)	(181)	(2)	85	-86.5%	(43)	(97)	NM
Amortization of deferred gains on business
sold through reinsurance	11	9	9	9	9	-18.2%	32	27	-15.6%
Other revenues	155	168	198	192	181	16.8%	489	571	16.8%
Total revenues	5,361	4,135	4,534	4,851	5,241	-2.2%	13,303	14,627	10.0%

Expenses
Interest credited	732	734	737	737	750	2.5%	2,189	2,224	1.6%
Benefits	2,484	1,966	2,226	1,930	2,122	-14.6%	6,710	6,278	-6.4%
Commissions and other expenses	1,599	1,258	1,231	1,326	1,906	19.2%	3,807	4,462	17.2%
Interest and debt expense	66	65	65	65	73	10.6%	218	204	-6.4%
Strategic digitization expense	20	23	13	21	22	10.0%	45	57	26.7%
Total expenses	4,901	4,046	4,272	4,079	4,873	-0.6%	12,969	13,225	2.0%
Income (loss) before taxes	460	89	262	772	368	-20.0%	334	1,402	NM
Federal income tax expense (benefit)	62	(54)	37	130	50	-19.4%	(22)	217	NM
Net income (loss)	398	143	225	642	318	-20.1%	356	1,185	232.9%
Adjustment for LNC stock units in our
deferred compensation plans	(5)	-	-	-	-	100.0%	(16)	-	100.0%
Net income (loss) available to common
stockholders – diluted	$393	$143	$225	$642	$318	-19.1%	$340	$1,185	248.5%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$2.01	$0.74	$1.16	$3.34	$1.68	-16.4%	$1.74	$6.19	255.7%

ROE, including AOCI
Net income (loss)	7.5%	2.6%	4.3%	12.4%	5.9%		2.5%	7.5%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$98,717	$102,789	$96,570	$101,003	$100,862	2.2%
U.S. government bonds	496	484	444	444	443	-10.7%
State and municipal bonds	6,774	6,921	6,625	6,919	6,901	1.9%
Foreign government bonds	436	470	485	464	512	17.4%
Residential mortgage-backed securities	3,203	3,076	3,077	3,027	2,935	-8.4%
Commercial mortgage-backed securities	1,430	1,505	1,516	1,578	1,594	11.5%
Asset-backed securities	6,590	7,184	7,996	8,177	8,303	26.0%
Hybrid and redeemable preferred securities	606	615	600	603	535	-11.7%
Total fixed maturity AFS securities, net of allowance for credit losses	118,252	123,044	117,313	122,215	122,085	3.2%
Trading securities	4,633	4,501	4,365	4,232	4,191	-9.5%
Equity securities	122	129	123	174	243	99.2%
Mortgage loans on real estate, net of allowance for credit losses	16,541	16,763	17,255	17,586	17,730	7.2%
Policy loans	2,527	2,426	2,502	2,410	2,379	-5.9%
Derivative investments	3,236	3,109	3,453	4,548	4,828	49.2%
Other investments	4,204	3,984	3,548	3,950	4,069	-3.2%
Total investments	149,515	153,956	148,559	155,115	155,525	4.0%
Cash and invested cash	2,595	1,708	1,350	2,389	2,614	0.7%
DAC and VOBA	6,307	5,812	7,665	6,261	5,965	-5.4%
Premiums and fees receivable	498	486	653	583	584	17.3%
Accrued investment income	1,320	1,257	1,301	1,254	1,297	-1.7%
Reinsurance recoverables, net of allowance for credit losses	16,610	16,496	16,289	15,981	15,729	-5.3%
Funds withheld reinsurance assets	539	530	528	527	526	-2.4%
Goodwill	1,778	1,778	1,778	1,778	1,778	0.0%
Other assets	15,667	15,960	17,298	17,465	17,367	10.9%
Separate account assets	152,975	167,965	171,339	178,795	175,667	14.8%
Total assets	$347,804	$365,948	$366,760	$380,148	$377,052	8.4%
	`

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$40,089	$40,814	$39,591	$40,250	$40,641	1.4%
Other contract holder funds	102,568	105,405	107,002	108,778	109,297	6.6%
Short-term debt	-	-	300	300	300	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	866	866	866	866	866	0.0%
Financial	5,848	5,816	5,428	5,468	5,457	-6.7%
Reinsurance related embedded derivatives	334	392	244	328	304	-9.0%
Funds withheld reinsurance liabilities	1,910	1,946	1,976	2,027	2,078	8.8%
Payables for collateral on investments	6,435	6,222	7,597	8,199	8,379	30.2%
Other liabilities	15,230	13,823	12,824	13,392	12,893	-15.3%
Separate account liabilities	152,975	167,965	171,339	178,795	175,667	14.8%
Total liabilities	326,255	343,249	347,167	358,403	355,882	9.1%

Stockholders’ Equity
Common stock	5,093	5,082	5,057	5,021	4,956	-2.7%
Retained earnings	8,647	8,686	8,775	9,245	9,365	8.3%
AOCI:
Unrealized investment gains (losses)	8,153	9,209	6,040	7,756	7,128	-12.6%
Foreign currency translation adjustment	(21)	(12)	(10)	(10)	(14)	33.3%
Funded status of employee benefit plans	(323)	(266)	(269)	(267)	(265)	18.0%
Total AOCI	7,809	8,931	5,761	7,479	6,849	-12.3%
Total stockholders’ equity	21,549	22,699	19,593	21,745	21,170	-1.8%
Total liabilities and stockholders’ equity	$347,804	$365,948	$366,760	$380,148	$377,052	8.4%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
Income (Loss)
Net income (loss)	$398	$143	$225	$642	$318	-20.1%	$356	$1,185	232.9%
Pre-tax adjusted income (loss) from operations	(212)	393	421	729	354	267.0%	541	1,504	178.0%
After-tax adjusted income (loss) from operations (1)	(133)	346	350	608	307	NM	519	1,265	143.7%
Adjusted operating tax rate	37.2%	12.0%	16.8%	16.5%	13.3%		4.1%	15.9%

Average Stockholders’ Equity
Average equity, including AOCI	$21,140	$22,124	$21,146	$20,669	$21,458	1.5%	$19,309	$21,091	9.2%
Average AOCI	7,566	8,370	7,346	6,620	7,164	-5.3%	5,689	7,043	23.8%
Average equity, excluding AOCI	$13,574	$13,754	$13,800	$14,049	$14,294	5.3%	$13,620	$14,048	3.1%

ROE, Excluding AOCI
Net income (loss)	11.7%	4.2%	6.5%	18.3%	8.9%		3.5%	11.2%
Adjusted income (loss) from operations	-3.9%	10.1%	10.2%	17.3%	8.6%		5.1%	12.0%

Per Share
Net income (loss) (diluted)	$2.01	$0.74	$1.16	$3.34	$1.68	-16.4%	$1.74	$6.19	255.7%
Adjusted income (loss) from operations (diluted)	(0.72)	1.78	1.82	3.17	1.62	NM	2.57	6.62	157.6%
Dividends declared during the period	0.40	0.42	0.42	0.42	0.42	5.0%	1.20	1.26	5.0%

Book value, including AOCI	$111.51	$118.02	$102.50	$115.00	$113.77	2.0%	$111.51	$113.77	2.0%
Per share impact of AOCI	40.41	46.43	30.14	39.55	36.81	-8.9%	40.41	36.81	-8.9%
Book value, excluding AOCI	$71.10	$71.59	$72.36	$75.45	$76.96	8.2%	$71.10	$76.96	8.2%

Shares
Repurchased during the period	-	1.1	1.9	2.2	3.1	NM	3.8	7.2	89.5%
End-of-period – basic	193.3	192.3	191.1	189.1	186.1	-3.7%	193.3	186.1	-3.7%
End-of-period – diluted	195.3	193.7	192.5	191.4	188.1	-3.7%	195.3	188.1	-3.7%
Average for the period – diluted	195.4	193.9	193.1	192.2	189.1	-3.2%	195.9	191.3	-2.3%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
Cash Returned to Common Stockholders
Shares repurchased	$-	$50	$105	$150	$200	NM	$225	$455	102.2%
Common dividends	77	77	81	80	79	2.6%	233	240	3.0%
Total cash returned to common stockholders	$77	$127	$186	$230	$279	262.3%	$458	$695	51.7%

Leverage Ratio
Short-term debt	$-	$-	$300	$300	$300	NM
Long-term debt	6,714	6,682	6,294	6,334	6,323	-5.8%
Total debt (1)	6,714	6,682	6,594	6,634	6,623	-1.4%
Less:
Operating debt (2)	866	866	866	866	866	0.0%
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
Carrying value of fair value hedges and other items	428	395	306	345	333	-22.2%
Total numerator	$5,118	$5,119	$5,120	$5,121	$5,122	0.1%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$13,396	$13,490	$13,553	$13,989	$14,042	4.8%
Add: 25% of capital securities and subordinated
notes	302	302	302	302	302	0.0%
Total numerator	5,118	5,119	5,120	5,121	5,122	0.1%
Total denominator	$18,816	$18,911	$18,975	$19,412	$19,466	3.5%

Leverage ratio	27.2%	27.1%	27.0%	26.4%	26.3%

Holding Company Available Liquidity	$756	$754	$758	$762	$754	-0.3%

(1) Excludes obligations under finance leases and certain financing arrangements of $499 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$220	$338	$350	$380	$403	83.2%	$794	$1,133	42.7%
Retirement Plan Services	58	57	70	74	72	24.1%	135	216	60.0%
Life Insurance	(400)	177	130	317	113	128.3%	(244)	560	NM
Group Protection	8	(54)	(33)	59	(40)	NM	108	(15)	NM
Other Operations	(98)	(125)	(96)	(101)	(194)	-98.0%	(252)	(390)	-54.8%
Adjusted income (loss) from operations, before
income taxes	$(212)	$393	$421	$729	$354	267.0%	$541	$1,504	178.0%

Income (Loss) from Operations, After-Tax
Annuities	$196	$289	$290	$323	$338	72.4%	$694	$951	37.0%
Retirement Plan Services	50	49	57	62	60	20.0%	119	178	49.6%
Life Insurance	(311)	144	107	255	93	129.9%	(177)	455	NM
Group Protection	6	(42)	(26)	46	(32)	NM	85	(12)	NM
Other Operations	(74)	(94)	(78)	(78)	(152)	NM	(202)	(307)	-52.0%
Adjusted income (loss) from operations	$(133)	$346	$350	$608	$307	NM	$519	$1,265	143.7%

	For the Three Months Ended						For the Trailing Twelve Months
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
Sources of Earnings, Pre-Tax
Investment spread	$(119)	$147	$130	$228	$152	227.7%	$244	$658	169.7%
Mortality/morbidity	(208)	47	39	219	21	110.1%	160	327	104.4%
Fees on AUM	321	308	332	363	381	18.7%	1,132	1,381	22.0%
VA riders	(108)	16	16	20	(6)	94.4%	(86)	47	154.7%
Total sources of earnings, before income taxes	(114)	518	517	830	548	NM	1,450	2,413	66.4%
Other Operations	(98)	(125)	(96)	(101)	(194)	-98.0%	(343)	(516)	-50.4%
Adjusted income (loss) from operations, before
income taxes	$(212)	$393	$421	$729	$354	267.0%	$1,107	$1,897	71.4%

Sources of Earnings, Pre-Tax, Percentage By Component
Investment spread	103.7%	28.5%	25.2%	27.5%	27.7%		16.8%	27.3%
Mortality/morbidity	181.6%	9.1%	7.5%	26.4%	3.9%		11.1%	13.6%
Fees on AUM	-279.5%	59.4%	64.1%	43.6%	69.4%		78.0%	57.2%
VA riders	94.2%	3.0%	3.2%	2.5%	-1.0%		-5.9%	1.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
Annuities
Operating revenues	$1,126	$1,163	$1,204	$1,249	$1,267	12.5%	$3,292	$3,720	13.0%
Deposits	2,539	2,510	2,814	3,209	2,707	6.6%	8,751	8,729	-0.3%
Net flows	(283)	(644)	(776)	(297)	(841)	NM	303	(1,913)	NM
Average account values	144,368	150,875	160,099	166,034	169,581	17.5%	138,903	165,234	19.0%

Retirement Plan Services
Operating revenues	$311	$323	$327	$333	$328	5.5%	$889	$989	11.2%
Deposits	2,374	2,557	2,640	2,789	2,411	1.6%	7,459	7,839	5.1%
Net flows	362	340	347	517	(21)	NM	(175)	843	NM
Average account values	79,644	83,889	89,589	94,096	96,723	21.4%	76,797	93,448	21.7%

Life Insurance
Operating revenues	$2,127	$1,928	$1,939	$2,029	$2,325	9.3%	$5,587	$6,293	12.6%
Deposits	1,537	1,476	1,219	1,278	1,324	-13.9%	4,414	3,822	-13.4%
Net flows	1,156	996	793	879	871	-24.7%	3,142	2,544	-19.0%
Average account values	54,570	56,419	58,008	59,056	59,642	9.3%	53,376	58,902	10.4%
Average in-force face amount	870,505	886,005	900,973	916,600	935,096	7.4%	853,355	917,556	7.5%

Group Protection
Operating revenues	$1,184	$1,184	$1,254	$1,247	$1,243	5.0%	$3,608	$3,743	3.7%
Insurance premiums	1,052	1,049	1,119	1,107	1,107	5.2%	3,231	3,333	3.2%

Consolidated
Adjusted operating revenues (1)	$4,788	$4,655	$4,762	$4,903	$5,205	8.7%	$13,507	$14,870	10.1%
Deposits	6,450	6,543	6,673	7,276	6,442	-0.1%	20,624	20,390	-1.1%
Net flows	1,235	692	364	1,099	9	-99.3%	3,270	1,474	-54.9%
Average account values	278,582	291,183	307,696	319,186	325,946	17.0%	269,076	317,584	18.0%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
Sales
Annuities:
With guaranteed living benefits	$541	$507	$638	$742	$773	42.9%	$2,551	$2,153	-15.6%
Without guaranteed living benefits	1,911	1,921	2,090	2,283	1,592	-16.7%	4,756	5,965	25.4%
Variable	2,452	2,428	2,728	3,025	2,365	-3.5%	7,307	8,118	11.1%
Fixed	87	82	86	184	342	293.1%	1,444	611	-57.7%
Total Annuities	$2,539	$2,510	$2,814	$3,209	$2,707	6.6%	$8,751	$8,729	-0.3%

Retirement Plan Services:
First-year sales	$870	$1,107	$694	$1,102	$745	-14.4%	$2,564	$2,541	-0.9%
Recurring deposits	1,504	1,450	1,946	1,687	1,666	10.8%	4,895	5,298	8.2%
Total Retirement Plan Services	$2,374	$2,557	$2,640	$2,789	$2,411	1.6%	$7,459	$7,839	5.1%

Life Insurance:
UL	$3	$3	$2	$2	$2	-33.3%	$17	$6	-64.7%
MoneyGuard®	35	22	16	23	26	-25.7%	106	65	-38.7%
IUL	24	22	16	18	22	-8.3%	69	55	-20.3%
VUL	60	30	22	27	40	-33.3%	157	89	-43.3%
Term	28	32	30	35	42	50.0%	100	106	6.0%
Total individual life insurance	150	109	86	105	132	-12.0%	449	321	-28.5%
Executive Benefits	36	6	28	21	34	-5.6%	66	85	28.8%
Total Life Insurance	$186	$115	$114	$126	$166	-10.8%	$515	$406	-21.2%

Group Protection:
Life	$24	$144	$41	$37	$22	-8.3%	$121	$101	-16.5%
Disability	17	291	28	37	20	17.6%	106	85	-19.8%
Dental	8	15	5	5	6	-25.0%	29	16	-44.8%
Total Group Protection	$49	$450	$74	$79	$48	-2.0%	$256	$202	-21.1%
Percent employee-paid	58.9%	28.4%	66.7%	56.3%	50.1%		56.3%	58.6%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
Operating Revenues
Annuities	$1,126	$1,163	$1,204	$1,249	$1,267	12.5%	$3,292	$3,720	13.0%
Retirement Plan Services	311	323	327	333	328	5.5%	889	989	11.2%
Life Insurance	2,127	1,928	1,939	2,029	2,325	9.3%	5,587	6,293	12.6%
Group Protection	1,184	1,184	1,254	1,247	1,243	5.0%	3,608	3,743	3.7%
Other Operations	40	57	38	45	42	5.0%	131	125	-4.6%
Total segment operating revenues	$4,788	$4,655	$4,762	$4,903	$5,205	8.7%	$13,507	$14,870	10.1%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	$111	$126	$116	$121	$115	3.6%	$343	$352	2.6%
Retirement Plan Services	69	78	69	73	70	1.4%	210	213	1.4%
Life Insurance	118	126	118	126	121	2.5%	355	365	2.8%
Group Protection	155	164	158	161	163	5.2%	461	482	4.6%
Other Operations	34	71	44	46	143	NM	85	233	174.1%
Total	$487	$565	$505	$527	$612	25.7%	$1,454	$1,645	13.1%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	9.9%	10.8%	9.7%	9.6%	9.1%		10.4%	9.5%
Retirement Plan Services	22.3%	24.2%	21.2%	21.9%	21.5%		23.6%	21.5%
Life Insurance	5.5%	6.5%	6.1%	6.2%	5.2%		6.4%	5.8%
Group Protection	13.1%	13.8%	12.5%	13.0%	13.1%		12.8%	12.9%
Other Operations	83.7%	125.8%	115.6%	100.8%	345.5%		65.3%	186.3%
Total	10.2%	12.1%	10.6%	10.7%	11.8%		10.8%	11.1%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$537	$638	$556	$579	$662	23.3%	$1,610	$1,797	11.6%
Commissions	611	625	616	652	656	7.4%	1,937	1,924	-0.7%
Taxes, licenses and fees	85	73	87	86	79	-7.1%	254	252	-0.8%
Interest and debt expense	66	65	65	65	66	0.0%	203	196	-3.4%
Expenses associated with reserve financing
and letters of credit	24	25	25	25	26	8.3%	69	76	10.1%
Total adjusted operating commissions and other
expenses incurred	1,323	1,426	1,349	1,407	1,489	12.5%	4,073	4,245	4.2%

Less Amounts Capitalized
General and administrative expenses	(50)	(73)	(51)	(52)	(50)	0.0%	(156)	(152)	2.6%
Commissions	(272)	(250)	(233)	(261)	(253)	7.0%	(924)	(745)	19.4%
Taxes, licenses and fees	(11)	(9)	(8)	(11)	(9)	18.2%	(37)	(29)	21.6%
Total amounts capitalized	(333)	(332)	(292)	(324)	(312)	6.3%	(1,117)	(926)	17.1%
Total expenses incurred, net of amounts
capitalized, excluding amortization	990	1,094	1,057	1,083	1,177	18.9%	2,956	3,319	12.3%

Amortization
Amortization of DAC, VOBA and other intangibles	680	218	247	317	821	20.7%	1,134	1,386	22.2%
Total operating commissions and other expenses	$1,670	$1,312	$1,304	$1,400	$1,998	19.6%	$4,090	$4,705	15.0%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
Annuities
Earned rate on reserves	3.63%	3.42%	3.27%	3.10%	3.07%	(56)	3.69%	3.15%	(54)
Variable investment income on reserves (1)	0.09%	0.15%	0.11%	0.24%	0.28%	19	0.07%	0.21%	14
Net investment income yield on reserves	3.72%	3.57%	3.38%	3.34%	3.35%	(37)	3.76%	3.36%	(40)
Interest rate credited to contract holders	2.12%	1.97%	2.02%	1.97%	1.90%	(22)	2.22%	1.97%	(25)
Interest rate spread	1.60%	1.60%	1.36%	1.37%	1.45%	(15)	1.54%	1.39%	(15)
Base spreads excluding variable investment income	1.51%	1.45%	1.25%	1.13%	1.17%	(34)	1.47%	1.18%	(29)

Retirement Plan Services
Earned rate on reserves	3.82%	3.68%	3.64%	3.60%	3.56%	(26)	3.87%	3.60%	(27)
Variable investment income on reserves (1)	0.10%	0.21%	0.17%	0.21%	0.22%	12	0.07%	0.20%	13
Net investment income yield on reserves	3.92%	3.89%	3.81%	3.81%	3.78%	(14)	3.94%	3.80%	(14)
Interest rate credited to contract holders	2.81%	2.78%	2.68%	2.69%	2.65%	(16)	2.85%	2.67%	(18)
Interest rate spread	1.11%	1.11%	1.13%	1.12%	1.13%	2	1.09%	1.13%	4
Base spreads excluding variable investment income	1.01%	0.90%	0.96%	0.91%	0.91%	(10)	1.02%	0.93%	(9)

Life Insurance – Interest-Sensitive
Earned rate on reserves	4.76%	4.71%	4.71%	4.68%	4.64%	(12)	4.77%	4.68%	(9)
Variable investment income on reserves (1)	0.76%	0.95%	1.05%	1.38%	1.23%	47	0.12%	1.22%	110
Net investment income yield on reserves	5.52%	5.66%	5.76%	6.06%	5.87%	35	4.89%	5.90%	101
Interest rate credited to contract holders	3.75%	3.83%	3.76%	3.78%	3.76%	1	3.79%	3.77%	(2)
Interest rate spread	1.77%	1.83%	2.00%	2.28%	2.11%	34	1.10%	2.13%	103
Base spreads excluding variable investment income	1.01%	0.88%	0.95%	0.90%	0.88%	(13)	0.98%	0.91%	(7)

Total (2)
Earned rate (3)	4.09%	4.04%	3.96%	3.94%	3.93%	(16)	4.15%	3.94%	(21)
Variable investment income (1) (3)	0.45%	0.56%	0.59%	0.78%	0.72%	27	0.10%	0.70%	60
Net investment income yield (3)	4.54%	4.60%	4.55%	4.72%	4.65%	11	4.25%	4.64%	39

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$17	$29	$32	$27	$30	76.5%	$92	$89	-3.3%
Fee income	608	626	652	679	690	13.5%	1,768	2,022	14.4%
Net investment income	334	343	328	352	371	11.1%	929	1,052	13.2%
Operating realized gain (loss)	57	54	50	53	49	-14.0%	160	152	-5.0%
Amortization of deferred gain	8	5	6	6	7	-12.5%	24	19	-20.8%
Other revenues	102	106	136	132	120	17.6%	319	386	21.0%
Total operating revenues	1,126	1,163	1,204	1,249	1,267	12.5%	3,292	3,720	13.0%
Operating expenses:
Interest credited	198	191	199	199	210	6.1%	582	608	4.5%
Benefits	261	138	141	135	135	-48.3%	558	411	-26.3%
Commissions incurred	248	255	275	297	276	11.3%	805	849	5.5%
Other expenses incurred	232	252	255	264	258	11.2%	703	776	10.4%
Amounts capitalized	(118)	(117)	(127)	(144)	(113)	4.2%	(431)	(384)	10.9%
Amortization	85	106	111	118	98	15.3%	281	327	16.4%
Total operating expenses	906	825	854	869	864	-4.6%	2,498	2,587	3.6%
Income (loss) from operations before taxes	220	338	350	380	403	83.2%	794	1,133	42.7%
Federal income tax expense (benefit)	24	49	60	57	65	170.8%	100	182	82.0%
Income (loss) from operations	$196	$289	$290	$323	$338	72.4%	$694	$951	37.0%

Effective Federal Income Tax Rate	11.1%	14.5%	17.2%	15.0%	16.1%		12.6%	16.1%

Average Equity, Excluding Goodwill and AOCI	$5,394	$5,405	$5,071	$5,077	$5,282	-2.1%	$5,094	$5,143	1.0%

ROE, Excluding Goodwill and AOCI	14.5%	21.4%	22.9%	25.5%	25.6%		18.2%	24.7%

Return on Average Account Values	54	77	72	78	80	26	67	77	10

Income (Loss) from Operations
Variable annuity	176	254	261	293	287	63.1%	615	840	36.6%
Fixed annuity	20	35	29	30	51	155.0%	79	111	40.5%

Account Values - Average
Variable account values	$127,011	$133,630	$142,990	$149,066	$152,660	20.2%	$121,700	$148,225	21.8%
Fixed account values	17,357	17,245	17,109	16,968	16,921	-2.5%	17,203	17,009	-1.1%

Account Values - End of Period
Variable account values with GLBs	$77,084	$83,377	$84,155	$86,901	$84,320	9.4%	$77,084	$84,320	9.4%
Variable account values without GLBs	50,501	56,936	60,002	64,495	65,223	29.2%	50,501	65,223	29.2%
Fixed account values	17,263	17,205	16,966	16,911	16,804	-2.7%	17,263	16,804	-2.7%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$65	$69	$71	$74	$75	15.4%	$184	$220	19.6%
Net investment income	240	246	248	250	245	2.1%	686	742	8.2%
Other revenues	6	8	8	9	8	33.3%	19	27	42.1%
Total operating revenues	311	323	327	333	328	5.5%	889	989	11.2%
Operating expenses:
Interest credited	155	157	155	155	153	-1.3%	458	462	0.9%
Benefits	1	-	1	1	1	0.0%	2	2	0.0%
Commissions incurred	19	20	21	20	21	10.5%	56	63	12.5%
Other expenses incurred	74	86	77	79	78	5.4%	233	236	1.3%
Amounts capitalized	(4)	(5)	(5)	(4)	(5)	-25.0%	(16)	(15)	6.3%
Amortization	8	8	8	8	8	0.0%	21	25	19.0%
Total operating expenses	253	266	257	259	256	1.2%	754	773	2.5%
Income (loss) from operations before taxes	58	57	70	74	72	24.1%	135	216	60.0%
Federal income tax expense (benefit)	8	8	13	12	12	50.0%	16	38	137.5%
Income (loss) from operations	$50	$49	$57	$62	$60	20.0%	$119	$178	49.6%

Effective Federal Income Tax Rate	13.7%	14.6%	18.9%	16.7%	16.8%		12.0%	17.4%

Average Equity, Excluding Goodwill and AOCI	$1,441	$1,480	$1,526	$1,535	$1,492	3.5%	$1,422	$1,518	6.8%

ROE, Excluding Goodwill and AOCI	13.8%	13.2%	14.9%	16.1%	16.1%		11.2%	15.7%

Pre-tax Net Margin	36.8%	34.4%	40.4%	41.5%	41.2%		31.3%	41.0%

Return on Average Account Values	25	23	25	26	25	-	21	25	4

Net Flows by Market
Small Market	113	66	(28)	106	(43)	NM	$284	$35	-87.7%
Mid - Large Market	500	587	680	755	423	-15.4%	206	1,858	NM
Multi-Fund® and Other	(251)	(313)	(305)	(344)	(401)	-59.8%	(665)	(1,050)	-57.9%

Net Flows – Trailing Twelve Months	$248	$166	$(158)	$1,566	$1,183	NM	$248	$1,183	NM

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$223	$274	$253	$258	$256	14.8%	$676	$767	13.5%
Fee income	1,141	861	867	915	1,230	7.8%	2,865	3,014	5.2%
Net investment income	761	787	809	852	832	9.3%	2,035	2,493	22.5%
Operating realized gain (loss)	-	(1)	(2)	(2)	-	NM	(5)	(4)	20.0%
Amortization of deferred gain on
business sold through reinsurance	3	4	3	3	3	0.0%	9	8	-11.1%
Other revenues	(1)	3	9	3	4	NM	7	15	114.3%
Total operating revenues	2,127	1,928	1,939	2,029	2,325	9.3%	5,587	6,293	12.6%
Operating expenses:
Interest credited	369	375	370	372	375	1.6%	1,116	1,117	0.1%
Benefits	1,428	1,120	1,173	999	976	-31.7%	3,465	3,148	-9.1%
Commissions incurred	171	152	120	130	153	-10.5%	535	403	-24.7%
Other expenses incurred	209	204	194	208	201	-3.8%	614	604	-1.6%
Amounts capitalized	(202)	(168)	(138)	(154)	(175)	13.4%	(620)	(468)	24.5%
Amortization	552	68	90	157	682	23.6%	721	929	28.8%
Total operating expenses	2,527	1,751	1,809	1,712	2,212	-12.5%	5,831	5,733	-1.7%
Income (loss) from operations before taxes	(400)	177	130	317	113	128.3%	(244)	560	NM
Federal income tax expense (benefit)	(89)	33	23	62	20	122.5%	(67)	105	256.7%
Income (loss) from operations	$(311)	$144	$107	$255	$93	129.9%	$(177)	$455	NM

Effective Federal Income Tax Rate	22.2%	18.6%	17.7%	19.7%	17.6%		27.2%	18.8%

Average Equity, Excluding Goodwill and AOCI	$8,854	$8,788	$8,909	$9,035	$9,245	4.4%	$8,876	$9,063	2.1%

ROE, Excluding Goodwill and AOCI	-14.1%	6.5%	4.8%	11.3%	4.0%		-2.7%	6.7%

Average Account Values	$54,570	$56,419	$58,008	$59,056	$59,642	9.3%	$53,376	$58,902	10.4%

In-Force Face Amount
UL and other	$358,897	$358,554	$358,044	$357,670	$357,624	-0.4%	$358,897	$357,624	-0.4%
Term insurance	519,173	535,387	549,960	567,525	587,372	13.1%	519,173	587,372	13.1%
Total in-force face amount	$878,070	$893,941	$908,004	$925,195	$944,996	7.6%	$878,070	$944,996	7.6%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,052	$1,049	$1,119	$1,107	$1,107	5.2%	$3,231	$3,333	3.2%
Net investment income	88	91	91	95	91	3.4%	239	276	15.5%
Other revenues	44	44	44	45	45	2.3%	138	134	-2.9%
Total operating revenues	1,184	1,184	1,254	1,247	1,243	5.0%	3,608	3,743	3.7%
Operating expenses:
Interest credited	1	1	1	1	1	0.0%	4	4	0.0%
Benefits	875	920	970	877	971	11.0%	2,580	2,818	9.2%
Commissions incurred	80	95	91	87	88	10.0%	264	266	0.8%
Other expenses incurred	194	227	208	210	209	7.7%	591	626	5.9%
Amounts capitalized	(9)	(41)	(21)	(21)	(19)	NM	(50)	(61)	-22.0%
Amortization	35	36	38	34	33	-5.7%	111	105	-5.4%
Total operating expenses	1,176	1,238	1,287	1,188	1,283	9.1%	3,500	3,758	7.4%
Income (loss) from operations before taxes	8	(54)	(33)	59	(40)	NM	108	(15)	NM
Federal income tax expense (benefit)	2	(12)	(7)	13	(8)	NM	23	(3)	NM
Income (loss) from operations	$6	$(42)	$(26)	$46	$(32)	NM	$85	$(12)	NM

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$2,678	$2,711	$2,718	$2,731	$2,759	3.0%	$2,636	$2,736	3.8%

ROE, Excluding Goodwill and AOCI	0.9%	-6.3%	-3.8%	6.8%	-4.6%		4.3%	-0.6%

Loss Ratios by Product Line
Life	91.9%	93.4%	101.0%	79.6%	105.1%		84.5%	95.2%
Disability	78.9%	86.2%	78.8%	79.0%	77.7%		78.7%	78.5%
Dental	70.1%	67.3%	76.8%	81.6%	75.7%		61.7%	78.0%
Total	83.2%	87.8%	86.8%	79.3%	87.8%		79.8%	84.7%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
Other Operations
Operating revenues:
Insurance premiums	$2	$11	$2	$6	$1	-50.0%	$9	$9	0.0%
Net investment income	35	38	34	35	37	5.7%	116	107	-7.8%
Other revenues	3	8	2	4	4	33.3%	6	9	50.0%
Total operating revenues	40	57	38	45	42	5.0%	131	125	-4.6%
Operating expenses:
Interest credited	9	8	12	10	10	11.1%	31	32	3.2%
Benefits	33	40	15	25	21	-36.4%	80	59	-26.3%
Commissions and other expenses	10	46	29	25	117	NM	24	171	NM
Interest and debt expense	66	65	65	65	66	0.0%	203	196	-3.4%
Strategic digitization expense	20	23	13	21	22	10.0%	45	57	26.7%
Total operating expenses	138	182	134	146	236	71.0%	383	515	34.5%
Income (loss) from operations before taxes	(98)	(125)	(96)	(101)	(194)	-98.0%	(252)	(390)	-54.8%
Federal income tax expense (benefit)	(24)	(31)	(18)	(23)	(42)	-75.0%	(50)	(83)	-66.0%
Income (loss) from operations	$(74)	$(94)	$(78)	$(78)	$(152)	NM	$(202)	$(307)	-52.0%

DAC, VOBA, DSI, DFEL

& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$7,241	$6,520	$6,025	$7,884	$6,472	-10.6%	$7,928	$6,025	-24.0%
Business acquired (sold) through reinsurance	-	-	-	-	-	NM	(10)	-	100.0%
Cumulative effect from adoption of new
accounting standard	-	-	-	-	-	NM	5	-	-100.0%
Deferrals	334	333	295	325	312	-6.6%	1,123	932	-17.0%
Operating amortization	(679)	(212)	(244)	(314)	(820)	-20.8%	(1,126)	(1,378)	-22.4%
Deferrals, net of operating amortization	(345)	121	51	11	(508)	-47.2%	(3)	(446)	NM
Amortization associated with benefit ratio unlocking	(10)	(30)	(6)	(11)	4	140.0%	52	(13)	NM
Adjustment related to realized (gains) losses	(198)	87	50	(10)	10	105.1%	(106)	51	148.1%
Adjustment related to unrealized (gains) losses	(168)	(673)	1,764	(1,402)	191	213.7%	(1,346)	552	141.0%
Balance as of end-of-period	$6,520	$6,025	$7,884	$6,472	$6,169	-5.4%	$6,520	$6,169	-5.4%

DFEL
Balance as of beginning-of-period	$433	$392	$401	$559	$433	0.0%	$650	$401	-38.3%
Cumulative effect from adoption of new
accounting standard	-	-	-	-	-	NM	4	-	-100.0%
Deferrals	263	249	231	240	251	-4.6%	754	722	-4.2%
Operating amortization	(424)	(120)	(131)	(179)	(522)	-23.1%	(695)	(831)	-19.6%
Deferrals, net of operating amortization	(161)	129	100	61	(271)	-68.3%	59	(109)	NM
Amortization associated with benefit ratio unlocking	(1)	(4)	(1)	(2)	1	200.0%	5	(2)	NM
Adjustment related to realized (gains) losses	(14)	9	1	(2)	(8)	42.9%	16	(10)	NM
Adjustment related to unrealized (gains) losses	135	(125)	58	(183)	241	78.5%	(342)	116	133.9%
Balance as of end-of-period	$392	$401	$559	$433	$396	1.0%	$392	$396	1.0%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$4,841	$4,443	$5,787	$4,771	$4,561	-5.8%	$4,841	$4,561	-5.8%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
Fixed Annuities
Balance as of beginning-of-period	$25,801	$25,572	$25,405	$25,008	$24,840	-3.7%	$25,384	$25,405	0.1%
Gross deposits	87	82	86	184	342	293.1%	1,444	611	-57.7%
Full surrenders and deaths	(399)	(400)	(494)	(482)	(489)	-22.6%	(1,183)	(1,464)	-23.8%
Other contract benefits	(135)	(145)	(141)	(115)	(163)	-20.7%	(434)	(419)	3.5%
Net flows	(447)	(463)	(549)	(413)	(310)	30.6%	(173)	(1,272)	NM
Contract holder assessments	(16)	(19)	(25)	(22)	(20)	-25.0%	(44)	(66)	-50.0%
Reinvested interest credited	234	315	177	267	132	-43.6%	405	575	42.0%
Balance as of end-of-period, gross	25,572	25,405	25,008	24,840	24,642	-3.6%	25,572	24,642	-3.6%
Reinsurance ceded	(8,309)	(8,200)	(8,042)	(7,929)	(7,838)	5.7%	(8,309)	(7,838)	5.7%
Balance as of end-of-period, net	$17,263	$17,205	$16,966	$16,911	$16,804	-2.7%	$17,263	$16,804	-2.7%

Variable Annuities
Balance as of beginning-of-period	$121,713	$127,585	$140,313	$144,157	$151,396	24.4%	$125,492	$140,313	11.8%
Gross deposits	2,452	2,428	2,728	3,025	2,365	-3.5%	7,307	8,118	11.1%
Full surrenders and deaths	(1,384)	(1,600)	(1,901)	(1,871)	(1,875)	-35.5%	(4,054)	(5,647)	-39.3%
Other contract benefits	(904)	(1,009)	(1,054)	(1,038)	(1,021)	-12.9%	(2,777)	(3,112)	-12.1%
Net flows	164	(181)	(227)	116	(531)	NM	476	(641)	NM
Contract holder assessments	(648)	(666)	(684)	(705)	(723)	-11.6%	(1,890)	(2,112)	-11.7%
Change in market value and reinvestment	6,356	13,575	4,755	7,828	(592)	NM	3,507	11,990	241.9%
Balance as of end-of-period, gross	127,585	140,313	144,157	151,396	149,550	17.2%	127,585	149,550	17.2%
Reinsurance ceded	-	-	-	-	(7)	NM	-	(7)	NM
Balance as of end-of-period, net	$127,585	$140,313	$144,157	$151,396	$149,543	17.2%	$127,585	$149,543	17.2%

Total
Balance as of beginning-of-period	$147,514	$153,157	$165,718	$169,165	$176,236	19.5%	$150,876	$165,718	9.8%
Gross deposits	2,539	2,510	2,814	3,209	2,707	6.6%	8,751	8,729	-0.3%
Full surrenders and deaths	(1,783)	(2,000)	(2,395)	(2,353)	(2,364)	-32.6%	(5,237)	(7,111)	-35.8%
Other contract benefits	(1,039)	(1,154)	(1,195)	(1,153)	(1,184)	-14.0%	(3,211)	(3,531)	-10.0%
Net flows	(283)	(644)	(776)	(297)	(841)	NM	303	(1,913)	NM
Contract holder assessments	(664)	(685)	(709)	(727)	(743)	-11.9%	(1,934)	(2,178)	-12.6%
Change in market value and reinvestment	6,590	13,890	4,932	8,095	(460)	NM	3,912	12,565	221.2%
Balance as of end-of-period, gross	153,157	165,718	169,165	176,236	174,192	13.7%	153,157	174,192	13.7%
Reinsurance ceded	(8,309)	(8,200)	(8,042)	(7,929)	(7,845)	5.6%	(8,309)	(7,845)	5.6%
Balance as of end-of-period, net	$144,848	$157,518	$161,123	$168,307	$166,347	14.8%	$144,848	$166,347	14.8%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
General Account
Balance as of beginning-of-period	$21,672	$22,316	$22,916	$23,008	$22,995	6.1%	$20,558	$22,916	11.5%
Gross deposits	568	731	490	424	504	-11.3%	1,994	1,417	-28.9%
Withdrawals	(477)	(533)	(583)	(590)	(647)	-35.6%	(1,793)	(1,820)	-1.5%
Net flows	91	198	(93)	(166)	(143)	NM	201	(403)	NM
Transfers between fixed and variable accounts	402	247	35	3	149	-62.9%	1,112	188	-83.1%
Contract holder assessments	(4)	(3)	(3)	(3)	(3)	25.0%	(10)	(10)	0.0%
Reinvestment interest credited	155	158	153	153	154	-0.6%	455	461	1.3%
Balance as of end-of-period	$22,316	$22,916	$23,008	$22,995	$23,152	3.7%	$22,316	$23,152	3.7%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$54,886	$58,255	$65,391	$68,149	$72,913	32.8%	$58,131	$65,391	12.5%
Gross deposits	1,806	1,826	2,150	2,365	1,907	5.6%	5,465	6,422	17.5%
Withdrawals	(1,535)	(1,684)	(1,710)	(1,682)	(1,785)	-16.3%	(5,841)	(5,176)	11.4%
Net flows	271	142	440	683	122	-55.0%	(376)	1,246	NM
Transfers between fixed and variable accounts	(436)	(326)	(141)	(43)	(154)	64.7%	(1,205)	(338)	72.0%
Contract holder assessments	(50)	(59)	(62)	(65)	(66)	-32.0%	(153)	(193)	-26.1%
Change in market value and reinvestment	3,584	7,379	2,521	4,189	(361)	NM	1,858	6,348	241.7%
Balance as of end-of-period	$58,255	$65,391	$68,149	$72,913	$72,454	24.4%	$58,255	$72,454	24.4%

Total
Balance as of beginning-of-period	$76,558	$80,571	$88,307	$91,157	$95,908	25.3%	$78,689	$88,307	12.2%
Gross deposits	2,374	2,557	2,640	2,789	2,411	1.6%	7,459	7,839	5.1%
Withdrawals	(2,012)	(2,217)	(2,293)	(2,272)	(2,432)	-20.9%	(7,634)	(6,996)	8.4%
Net flows	362	340	347	517	(21)	NM	(175)	843	NM
Transfers between fixed and variable accounts	(34)	(79)	(106)	(40)	(5)	85.3%	(93)	(150)	-61.3%
Contract holder assessments	(54)	(62)	(65)	(68)	(69)	-27.8%	(163)	(203)	-24.5%
Change in market value and reinvestment	3,739	7,537	2,674	4,342	(207)	NM	2,313	6,809	194.4%
Balance as of end-of-period	$80,571	$88,307	$91,157	$95,908	$95,606	18.7%	$80,571	$95,606	18.7%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
General Account
Balance as of beginning-of-period	$38,034	$38,080	$38,136	$38,053	$38,013	-0.1%	$38,141	$38,136	0.0%
Deposits	966	1,028	899	895	894	-7.5%	2,926	2,689	-8.1%
Withdrawals and deaths	(230)	(282)	(296)	(243)	(237)	-3.0%	(873)	(776)	11.1%
Net flows	736	746	603	652	657	-10.7%	2,053	1,913	-6.8%
Contract holder assessments	(1,079)	(1,088)	(1,073)	(1,074)	(1,086)	-0.6%	(3,227)	(3,235)	-0.2%
Reinvested interest credited	389	398	387	382	385	-1.0%	1,113	1,155	3.8%
Balance as of end-of-period, gross	38,080	38,136	38,053	38,013	37,969	-0.3%	38,080	37,969	-0.3%
Reinsurance ceded	(646)	(640)	(636)	(628)	(620)	4.0%	(646)	(620)	4.0%
Balance as of end-of-period, net	$37,434	$37,496	$37,417	$37,385	$37,349	-0.2%	$37,434	$37,349	-0.2%

Separate Account
Balance as of beginning-of-period	$17,351	$18,671	$21,078	$21,983	$23,361	34.6%	$17,646	$21,078	19.4%
Deposits	571	448	320	383	430	-24.7%	1,488	1,133	-23.9%
Withdrawals and deaths	(151)	(198)	(130)	(156)	(216)	-43.0%	(399)	(502)	-25.8%
Net flows	420	250	190	227	214	-49.0%	1,089	631	-42.1%
Contract holder assessments	(217)	(209)	(197)	(203)	(211)	2.8%	(632)	(611)	3.3%
Change in market value and reinvestment	1,117	2,366	912	1,354	(114)	NM	568	2,152	278.9%
Balance as of end-of-period, gross	18,671	21,078	21,983	23,361	23,250	24.5%	18,671	23,250	24.5%
Reinsurance ceded	(874)	(969)	(990)	(1,044)	(1,018)	-16.5%	(874)	(1,018)	-16.5%
Balance as of end-of-period, net	$17,797	$20,109	$20,993	$22,317	$22,232	24.9%	$17,797	$22,232	24.9%

Total
Balance as of beginning-of-period	$55,385	$56,751	$59,214	$60,036	$61,374	10.8%	$55,787	$59,214	6.1%
Deposits	1,537	1,476	1,219	1,278	1,324	-13.9%	4,414	3,822	-13.4%
Withdrawals and deaths	(381)	(480)	(426)	(399)	(453)	-18.9%	(1,272)	(1,278)	-0.5%
Net flows	1,156	996	793	879	871	-24.7%	3,142	2,544	-19.0%
Contract holder assessments	(1,296)	(1,297)	(1,270)	(1,277)	(1,297)	-0.1%	(3,859)	(3,846)	0.3%
Change in market value and reinvestment	1,506	2,764	1,299	1,736	271	-82.0%	1,681	3,307	96.7%
Balance as of end-of-period, gross	56,751	59,214	60,036	61,374	61,219	7.9%	56,751	61,219	7.9%
Reinsurance ceded	(1,520)	(1,609)	(1,626)	(1,672)	(1,638)	-7.8%	(1,520)	(1,638)	-7.8%
Balance as of end-of-period, net	$55,231	$57,605	$58,410	$59,702	$59,581	7.9%	$55,231	$59,581	7.9%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 9/30/20		As of 12/31/20		As of 9/30/21
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS, Trading and Equity Securities, at Fair Value
Fixed maturity AFS securities, net of allowance for credit losses:
Corporate bonds	$98,717	80.1%	$102,789	80.5%	$100,862	79.7%
U.S. government bonds	496	0.4%	484	0.4%	443	0.4%
State and municipal bonds	6,774	5.5%	6,921	5.4%	6,901	5.5%
Foreign government bonds	436	0.4%	470	0.4%	512	0.4%
Residential mortgage-backed securities	3,203	2.6%	3,076	2.4%	2,935	2.3%
Commercial mortgage-backed securities	1,430	1.2%	1,505	1.2%	1,594	1.3%
Asset-backed securities	6,590	5.4%	7,184	5.6%	8,303	6.6%
Hybrid and redeemable preferred securities	606	0.5%	615	0.5%	535	0.4%
Total fixed maturity AFS securities, net of allowance for credit losses	118,252	96.1%	123,044	96.4%	122,085	96.6%
Trading securities	4,633	3.8%	4,501	3.5%	4,191	3.2%
Equity securities	122	0.1%	129	0.1%	243	0.2%
Total fixed maturity AFS securities, net of allowance for credit losses, and trading and
equity securities	$123,007	100.0%	$127,674	100.0%	$126,519	100.0%

Fixed Maturity AFS, Trading and Equity Securities, at Amortized Cost
Fixed maturity AFS securities	$101,885	95.8%	$104,174	96.1%	$107,459	96.4%
Trading securities	4,296	4.1%	4,072	3.8%	3,828	3.4%
Equity securities	140	0.1%	132	0.1%	216	0.2%
Total fixed maturity AFS, trading and equity securities	$106,321	100.0%	$108,378	100.0%	$111,503	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		95.9%		95.9%		96.3%
Below investment grade		4.1%		4.1%		3.7%

Lincoln Financial Group
Realized Gain (Loss), After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
Components of Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$57	$53	$48	$51	$49	-14.0%	$155	$148	-4.5%
Total excluded realized gain (loss)	572	(523)	(229)	(53)	36	-93.7%	(198)	(245)	-23.7%
Total realized gain (loss), pre-tax	$629	$(470)	$(181)	$(2)	$85	-86.5%	$(43)	$(97)	NM

Components of Excluded Realized Gain (Loss), After-Tax
Credit loss benefit (expense) on mortgage loans on
real estate	$50	$(6)	$17	$8	$28	-44.0%	$(79)	$53	167.1%
Credit loss benefit (expense) on other financial assets	(1)	(2)	(1)	(3)	(9)	NM	(17)	(13)	23.5%
Realized gain (loss) related to certain financial assets	(5)	(7)	1	(5)	(4)	20.0%	(28)	(9)	67.9%
Realized gain (loss) on equity securities	3	13	8	16	3	0.0%	(10)	28	NM
Realized gain (loss) on the mark-to-market on certain
instruments	(6)	2	19	(2)	8	233.3%	32	26	-18.8%
Realized gain (loss) related to financial assets, after-tax	41	-	44	14	26	-36.6%	(102)	85	183.3%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged and benefit ratio unlocking	12	(9)	(42)	13	(4)	NM	(555)	(32)	94.2%
GLB non-performance risk component	464	(240)	(144)	(1)	(2)	NM	532	(148)	NM
Total variable annuity net derivative results	476	(249)	(186)	12	(6)	NM	(23)	(180)	NM
Indexed annuity forward-starting option	18	12	17	8	(3)	NM	(14)	21	250.0%
Excluded realized gain (loss), including
benefit ratio unlocking, after-tax	535	(237)	(125)	34	17	-96.8%	(139)	(74)	46.8%
Less: benefit ratio unlocking, after-tax	83	177	55	77	(12)	NM	17	119	-30.0%
Total excluded realized gain (loss), after-tax	$452	$(414)	(180)	$(43)	$29	-93.6%	$(156)	$(193)	9.1%

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	Change	9/30/20	9/30/21	Change
Revenues
Total revenues	$5,361	$4,135	$4,534	$4,851	$5,241	-2.2%	$13,303	$14,627	10.0%
Less:
Excluded realized gain (loss)	572	(523)	(229)	(53)	36	-93.7%	(198)	(245)	-23.7%
Amortization of DFEL associated with
benefit ratio unlocking	1	3	1	1	-	-100.0%	(6)	2	133.3%
Adjusted operating revenues	$4,788	$4,655	$4,762	$4,903	$5,205	8.7%	$13,507	$14,870	10.1%

Net Income
Net income (loss)	$398	$143	$225	$642	$318	-20.1%	$356	$1,185	232.9%
Less:
Excluded realized gain (loss), after-tax	452	(414)	(180)	(43)	29	-93.6%	(156)	(193)	-23.7%
Benefit ratio unlocking, after-tax	83	177	55	77	(12)	NM	17	119	NM
Net impact from the Tax Cuts and Jobs Act	-	37	-	-	-	NM	-	-	NM
Acquisition and integration costs related to
mergers and acquisitions, after-tax	(4)	(3)	-	-	-	100.0%	(12)	-	100.0%
Gain (loss) on modification or early extinguishment
of debt, after-tax	-	-	-	-	(6)	NM	(12)	(6)	50.0%
Total adjustments	531	(203)	(125)	34	11	-97.9%	(163)	(80)	50.9%
Adjusted income (loss) from operations	$(133)	$346	$350	$608	$307	NM	$519	$1,265	143.7%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$2.01	$0.74	$1.16	$3.34	$1.68	-16.4%	$1.74	$6.19	255.7%
Less:
Excluded realized gain (loss), after-tax	2.32	(2.12)	(0.94)	(0.22)	0.15	-93.5%	(0.80)	(1.01)	-26.3%
Benefit ratio unlocking, after-tax	0.43	0.91	0.28	0.39	(0.06)	NM	0.09	0.61	NM
Net impact from the Tax Cuts and Jobs Act	-	0.19	-	-	-	NM	-	-	NM
Acquisition and integration costs related to mergers
and acquisitions, after-tax	(0.02)	(0.02)	-	-	-	100.0%	(0.06)	-	100.0%
Gain (loss) on modification or early extinguishment
of debt, after-tax	-	-	-	-	(0.03)	NM	(0.06)	(0.03)	50.0%
Adjusted income (loss) from operations	$(0.72)	$1.78	$1.82	$3.17	$1.62	NM	$2.57	$6.62	157.6%